EXHIBIT H

                              2,000 Shares Series C

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                          Auction Term Preferred Stock
                   (Liquidation Preference $25,000 Per Share)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                    April , 1997

LEHMAN BROTHERS INC.,
Three World Financial Center
New York, New York 10285

Dear Sirs:

          The New America High Income Fund, Inc., a Maryland corporation (the "Company"), proposes to issue and sell 2,000 shares of its Auction Term Preferred Stock, Series C, par value $1.00 per share, with a liquidation preference of $25,000 per share (the "Stock"). The Stock will be authorized by, and subject to the terms and conditions of, the Articles Supplementary to be adopted in connection with the issuance of the Stock (the "Articles Supplementary") in the form filed as an exhibit to the Registration Statement defined in Section 1(a). Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Adviser"), is the Company's investment adviser. This is to confirm the agreement concerning the purchase of the Stock from the Company by you.

          1. Representations and Warranties. (a) The Company represents, warrants and agrees that:

               (i) A registration statement on Form N-2 with respect to the Stock has (A) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, the Investment Company Act of 1940, as amended (the "Investment Company Act," and together with the Securities Act, the "Acts"), and the rules and regulations of the Commission thereunder (together with the rules and regulations under the Securities Act, the "Rules and Regulations"),
          (B) been filed with the Commission under the Acts and (C) become effective under the Acts. Copies of such registration statement as amended to date have been delivered by the Company to you. A notification of registration on Form N-8A (the "Notification") has been filed by the Company with the Commission under the Investment Company Act. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the "Effective Time"; "Preliminary Prospectus" means each prospectus or statement of additional information included in such registration statement, or amendments thereof, before it became effective under the Acts and any prospectus filed with the Commission by the Company with your consent pursuant to Rule 497 of the Rules and Regulations ("Rule 497") or any document required to be filed pursuant to Rule 482 of the Rules and Regulations (whether or not filed pursuant to Rule 497 thereunder); "Registration Statement" means the registration statement referred to in this Section 1(a), as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 497 and deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus and statement of additional information relating to the Stock, as first filed pursuant to Rule 497. The Commission has not issued any order preventing or suspending the

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                                                                               2


          use of any Preliminary Prospectus and the Company has not received any notice from the Commission pursuant to Section 8(e) of the Investment Company Act with respect to the Notification or the Registration Statement.

               (ii) The Registration Statement conforms and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform, in all respects to the requirements of the Acts and the Rules and Regulations and do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto) and as of the filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Notification complied in all material respects with the requirements of the Investment Company Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by you specifically for inclusion therein.

               (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification except where failure to do so will not have a material adverse effect upon the Company, or on the ability of the Company to perform its obligations under any of the Company Agreements (as defined below), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged; and the Company has no subsidiaries.

               (iv) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conforms to the description thereof contained in the Prospectus.

               (v) The shares of the Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus.

               (vi) This Agreement has been duly authorized, executed and delivered by the Company. The Investment Advisory Agreement (the "Advisory Agreement") between the Company and the Adviser; the Auction Agent Agreement, including the form of Broker-Dealer Agreement (the "Auction Agent Agreement") between the Company and Bankers Trust Company (the "Auction Agent"); the Letter Agreement, among the Company, The Depository Trust Company ("DTC") and the Auction Agent; the Custodian Agreement between the Company and State Street Bank & Trust Company (the "Custodian"); and the Transfer Agency Agreement between the Company and State Street Bank and Trust Company (collectively, the "Company Agreements") have each been duly authorized, executed and delivered by the Company; each constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The execution, delivery and performance of this Agreement and the Company Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and the issuance and delivery of the Stock will not result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, nor will such actions result in a violation of the provisions of the corporate charter, including the Articles Supplementary, or by-laws of the Company, any statute or any order, rule or regulation of any court or governmental agency

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                                                                               3


          or body having jurisdiction over the Company or any of its properties or assets; and except for the registration of the Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by you and the rating agency confirmation required pursuant to Part I,
          Section 12(c) of the Articles Supplementary, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Company Agreements and the consummation of the transactions contemplated hereby and thereby.

               (vii) Since the date of the latest audited financial statements of the Company, there has not been any change in the capital stock of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus.

               (viii) The financial statements (including the related notes thereto) filed as part of the Registration Statement or included in any Preliminary Prospectus or the Prospectus present fairly the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (ix) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Acts and the Rules and Regulations.

               (x) There are no legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is subject, which, if determined adversely to the Company might have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xi) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Acts or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (xii) The Company is not (A) in violation of its charter or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

               (xiii) The Company is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company. The Company is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and provisions of the Acts. No person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission under such acts.
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               (xiv) At all times since its inception, as required by Subchapter
          M of the Internal Revenue Code of 1986, as amended, the Company has qualified as a regulated investment company under the Code.

               (xv) Any advertising, sales literature or other promotional material prepared or authorized in writing by the Company for use in connection with the offering or sale of the Stock (collectively, "sales material") when used in accordance with its intended use complied and complies with the requirements of the Acts, the Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers Regulation, Inc. and no such sales material when used in accordance with its intended use contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (xvi) The Fund has delivered, and so long as a Prospectus is required to be delivered with respect to transactions in the Stock, will deliver upon request copies of the then current statement of additional information with respect to the Stock in the manner and within the time required by the Acts and the Rules and Regulations.

           (b) The Adviser represents, warrants and agrees that:

               (i) The Adviser has been duly organized and is validly existing as a limited liability partnership under the laws of the Commonwealth of Massachusetts, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

               (ii) The Adviser is duly registered with the Commission under the Advisers Act as an investment adviser, and there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which could adversely affect the registration of the Adviser with the Commission. The Adviser is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such acts, from acting for the Company under the Advisory Agreement as contemplated by the Prospectus.

               (iii) The description of the Adviser in the Prospectus is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iv) This Agreement and the Advisory Agreement each have been duly authorized, executed and delivered by the Adviser. The Advisory Agreement constitutes the valid and binding obligation of the Adviser enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The execution, delivery and performance of this Agreement and the Advisory Agreement by the Adviser and the consummation by the Adviser of the transactions contemplated hereby and thereby will not result in a breach or violation by the Adviser of any of the terms or provisions of, or constitute a default by the Adviser under, any material indenture, mortgage, deed of trust, loan agreement of the Adviser, other agreement or instrument to which the Adviser is a party or by which the Adviser is bound or to which any of the properties or assets of the Adviser is subject, nor will such actions result in a violation of the provisions of the partnership agreement of the Adviser (the "Partnership Agreement"), any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Adviser or any of its properties or assets; and except for registration of the Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Advisory Agreement by the Adviser and the consummation by the Adviser of the transactions contemplated hereby and thereby.


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               (v) There are no legal or governmental proceeding pending to which the Adviser is a party or of which any property or asset of the Adviser is subject, which, if determined adversely to the Adviser might have a material adverse effect on the financial position, results of operations, business or prospects of the Adviser; and to the best of the Adviser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (vi) The Adviser is not in violation of the Partnership Agreement or in default under any agreement, indenture or instrument.

          2. Purchase of the Stock. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to you, and you agree to purchase from the Company, the Stock. The price to be paid by you for the Stock shall be $ per share. The Company shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date (as hereinafter defined) except upon payment for all the Stock to be purchased on the Delivery Date as provided herein.

          3. Offering of Stock. Upon authorization by you of the release of the Stock, you propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

          4. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between you and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered the certificate representing the Stock to you against payment to or upon the order of the Company of the purchase price by wire transfer of same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of your obligation hereunder. Upon delivery, the Stock shall be represented by one certificate registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Company shall make the certificate representing the Stock available for inspection by you in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

          5. Further Agreements of the Company. The Company agrees:

               (a) To file the Prospectus pursuant to Rule 497 of the Rules and Regulations not later than the second business day following the earlier of the date of determination of the offering price or the date the Prospectus is first used after the Effective Date of the Regulation Statement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise you promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

               (b) To furnish promptly to you and to your counsel a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

               (c) To deliver promptly to you in New York City such number of the following documents as you shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Auction Agent

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                                                                               6


          Agreement, the Letter of Representations and the Articles Supplementary), (ii) any amendment to the Notification filed with the Commission, (iii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and (iv) if the delivery of a prospectus is required at any time after the Effective Time of the Registration Statement in connection with the offering or sale of the Stock (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Acts, to notify you and, upon your request to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or you, be required by the Acts or requested by the Commission.

               (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus, or (ii) any Prospectus pursuant to Rule 497 of the Rules and Regulations, to furnish a copy thereof to you and your counsel and to refrain from filing any such amendment, supplement or Prospectus to which you shall reasonably object after being timely furnished in advance a copy thereof.

               (f) As soon as practicable after the Effective Date of the Registration Statement, to make generally available to its security holders and to deliver to you an earnings statement of the Company, complying with the requirements of Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

               (g) For a period of five years from the Effective Date of the Registration Statement, to furnish to you copies of all materials furnished by the Company to shareholders and all public reports and all reports and financial statements furnished by the Company to the New York Stock Exchange, Inc. pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any rule or regulation of the Commission thereunder.

               (h) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus.

               (i) Except for the shares of Stock and any shares of common stock of the Company issued to shareholders pursuant to the Company's Dividend Reinvestment and Cash Purchase Plan, not to offer, sell or register any securities with the Commission or announce an offering of any securities of the Company within 90 days after the date hereof.

               (j) The Company will use its reasonable best efforts to cause the Stock, prior to the Delivery Date, to be assigned ratings of "AAA" by Fitch Investors Service, Inc. ("Fitch") and "aaa" by Moody's Investors Service, Inc. ("Moody's), respectively.

          6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Acts of the Registration Statement and the Notification and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) any fees charged by securities
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                                                                               7


rating services for rating the Stock; (e) the fees and expenses of the Auction Agent as set forth in the Auction Agent Agreement; and (f) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section and in Section 10, you shall pay your own costs and expenses, including the fees and expenses of your counsel and any transfer taxes on the Stock which you may sell;

          7. Conditions of Your Obligations. Your obligations hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Adviser contained herein, to performance by the Company and the Adviser of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop-order suspending the effectiveness of the Registration Statement or any part thereof or order pursuant to Section 8(e) of the Investment Company Act shall have been issued, and no stop-order proceeding or proceeding for an order pursuant to Section 8(e) of the Investment Company Act shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) You shall not have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of your counsel, Simpson Thacher & Bartlett, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement and the Stock and the form of the Registration Statement and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects in the reasonable judgment of your counsel, Simpson Thacher & Bartlett, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) The Company shall have furnished to you and to Moody's and Fitch, as applicable, a 1940 Act ATP Asset Coverage Certificate, an ATP Basic Maintenance Certificate and an Accountant's Certificate (each as defined in the Prospectus) each dated the Delivery Date and in form and substance satisfactory to Moody's and Fitch, as applicable, and reasonably satisfactory to you.

               (e) Goodwin, Procter & Hoar LLP shall have furnished to you on the Delivery Date their opinion, as counsel to the Company, addressed to you and dated the Delivery Date, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Massachusetts; and to the best of such counsel's knowledge, the Company has no subsidiaries.

                    (ii) The Company has an authorized capitalization as set
               forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

                    (iii) The shares of the Stock have been duly and validly
               authorized and, when issued and delivered against payment
               therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus.
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                                                                               8


                    (iv) There are no preemptive or other rights to subscribe
               for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to any agreement or other outstanding instrument known to such counsel, pursuant to the Company's corporate charter, including the Articles Supplementary, and by-laws and any other agreement or other instrument known to such counsel, except for the restrictions on transfer of the shares of Stock contained in the Auction Agent Agreement.

                    (v) To the best of such counsel's knowledge, there are no
               legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject which, if determined adversely to the Company are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others.

                    (vi) The Registration Statement is effective under the Acts;
               any required filing of the Prospectus pursuant to Rule 497 has been made within the time period required by Rule 497; and no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the Investment Company Act has been issued and, to the knowledge of such counsel, no proceeding for any such purpose is pending or threatened by the Commission.

                    (vii) The Registration Statement, as of the Effective Date,
               and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion), complied as to form in all material respects and with the requirements of the Acts and the Rules and Regulations.

                    (viii) The statements made in the Prospectus under the
               captions "Description of Common Stock," "Description of ATP" (including in the statement of additional information), "Auction Procedures" (including in the statement of additional information), "Rating Agency Guidelines -- 'aaa'/AAA Rating," "Rating Agency Guidelines" and "Conversion to Open-End Status and Repurchase of Shares," insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form N-2.

                    (ix) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Acts or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                    (x) To the best of such counsel's knowledge, the Company is not in default under any material agreement, indenture or instrument to which it is a party or by which its property may be bound or in violation of its corporate charter, including the Articles Supplementary, or by-laws.

                    (xi) This Agreement has been duly authorized, executed and delivered by the Company. The Company Agreements have each been duly authorized, executed and delivered by the Company; each constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (or whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The issue and sale of shares of Stock by the Company and the compliance by the Company with all of the provisions of this Agreement and the Company Agreements and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any material indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument of which such counsel has knowledge and to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company is subject, nor will such actions result in any violation of the provisions of the corporate charter, including the Articles Supplementary, or by-laws of the Company, any Massachusetts or Maryland statute, the Securities Act, the Exchange Act, the Investment Company Act or any order, rule or regulation, of which such counsel has knowledge, of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for the registration of the Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by you, and the rating agency confirmation required pursuant to Part I, Section 12(c) of the Articles Supplementary, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Company Agreements and the consummation of the transactions contemplated hereby and thereby.

                    (xii) The Company is registered with the Commission under
               the Investment Company Act as a closed-end, diversified management investment company; all required action has been taken by the Company under the Acts to make the public offering and consummate the sale of the Stock pursuant to this Agreement; the provisions of the corporate charter, including the Articles Supplementary, and by-laws of the Company comply as to form in all material respects with the requirements of the Investment Company Act; the provisions of the corporate charter, including the Articles Supplementary, and by-laws of the Company and the investment policies and restrictions described in the Prospectus under the captions "Investment Objective and Policies" and "Investment Restrictions" comply in all material respects with the requirements of the Investment Company Act.

                    (xiii) The statements contained in the Prospectus under the captions "Taxation" (in both the prospectus and statement of additional information) insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Maryland and that such counsel is not admitted in the State of Maryland; and
          (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the State of Maryland upon other counsel of good standing, provided that such other counsel is satisfactory to you and furnishes a copy of its opinion to you. Such counsel shall also have furnished to you a statement, addressed to you and dated the Delivery Date, in form and substance satisfactory to the you, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary, in light of the circumstances under which they were made, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) Peter L. Curry, General Counsel of the Adviser, shall have furnished to you on the Delivery Date his opinion, as counsel to the Adviser, addressed to you and dated the Delivery Date, to the effect that:

                    (i) The Adviser has been duly organized and is validly
               existing as a limited liability partnership under the laws of the State of Massachusetts, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

                    (ii) This Agreement and the Advisory Agreement has been duly authorized, executed and delivered by the Adviser. The Advisory Agreement constitutes the valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The compliance by the Adviser with all of the provisions of this Agreement and the Advisory Agreement and the consummation by the Adviser of the transactions contemplated hereby and thereby will not result in a breach or violation by the Adviser of any of the terms or provisions of, or constitute a default by the Adviser under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Adviser is a party or by which the Adviser is bound or to which any of the properties or assets of the Adviser is subject, nor will such actions result in any violation of the provisions of the Partnership Agreement, any statute, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Adviser or any of its properties or assets; and except for the registration of the Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by you, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Advisory Agreement by the Adviser and the consummation by the Adviser of the transactions contemplated hereby and thereby.

                    (iii) The Adviser is duly registered with the Commission
               under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such acts, from acting under the Advisory Agreement.

                    (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Adviser is a party or of which any property or asset of the Adviser is the subject which, if determined adversely to the Adviser might have a material adverse effect on the operations, business or prospects of the Adviser or which could adversely affect the registration of the Adviser with the Commission and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (v) To the best of such counsel's knowledge, the Adviser is not in violation of its Partnership Agreement, or in default under any material agreement, indenture or instrument.

               In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the Commonwealth of Massachusetts. Such counsel shall also have furnished to you a statement, addressed to you and dated the Delivery Date, in form and substance satisfactory to the you, to the effect that (x) such counsel has acted as counsel to the Adviser on a regular basis and has acted as counsel to the Adviser in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (g) With respect to the letter of Arthur Andersen LLP delivered to you concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to you a letter (the "bring-down letter") of such accountants, addressed to you and dated the Delivery Date, (i) confirming that they are independent public accountants within the meaning of the Acts and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (h) The Company shall have furnished to you on the Delivery Date a certificate, dated the Delivery Date, of its Vice President and Treasurer stating that:

                    (i) The representations, warranties and agreements of the
               Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 7(a) have been fulfilled.

                    (ii) Since the date of the latest audited financial
               statements included in the Prospectus there has not been any change in the capital stock of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus.

                    (iii) They have carefully examined the Registration
               Statement and the Prospectus and no facts have come to their attention which lead them to believe that (A) the Registration Statement or the Prospectus, as of the Effective Date, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) since the Effective Date, an event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus which has not been set forth in such a supplement or amendment.

               (i) The Adviser shall have furnished to you on the Delivery Date a certificate, dated the Delivery Date, of Mary Ann Tynan, Senior Vice President and General Partner of the Adviser, stating that:

                    (i) The representations, warranties and agreements of the
               Adviser in Section 1 are true and correct as of the Delivery Date and the Adviser has complied with all its agreements contained herein.

                    (ii) She has carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) the Registration Statement and the Prospectus, as of the Effective Date, as to the information contained therein or omitted therefrom with respect to the Adviser, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Registration Statement, no event has occurred with respect to the Adviser which should have been set forth in a supplement, or amendment to the Registration Statement or the Prospectus which has not been set forth in such a supplement or amendment.

               (j) The Company shall have delivered and you shall have received evidence satisfactory to you that the shares of Stock are rated at least "aaa" by Moody's and "AAA" by Fitch as of the Delivery Date.

               (k) Since the date of the latest audited financial statements included in the Prospectus, there shall not have been any change in the capital stock of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which is, in your judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

               (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in your judgment, impracticable or inadvisable to proceed with the public offering or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to your counsel, Simpson Thacher & Bartlett, in the exercise of reasonable judgment.

          8. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless you, your officers and employees and each person, if any, who controls you within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage or liability, joint or several, or any action relating to purchases and sales of Stock), to which you, such officer, employee or controlling person may become subject, under the Acts or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Notification, any Preliminary Prospectus, the Registration Statement, the Prospectus, any sales material, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Notification, any Preliminary Prospectus, the Registration Statement, the Prospectus, any sales material, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse you and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by you, that officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with the written information furnished to the Company by you or on your behalf specifically for inclusion therein and described in Section 8(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to you or to any of your officers, employees or controlling persons.

          (b) The Adviser shall indemnify and hold harmless you, your officers and employees and each person, if any, who controls you within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage or liability, joint or several, or any action relating to purchases and sales of Stock), to which you, such officer, employee or controlling person may become subject, under the Acts or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by the Adviser specifically for inclusion therein, and shall reimburse you and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by you, that officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Adviser may otherwise have to you or to any of your officers, employees or controlling persons.

          (c) You shall indemnify and hold harmless the Company, the Adviser, each of their respective directors, officers and employees, and each person, if any, who controls the Company or the Adviser within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Adviser or any such director, officer, employee or controlling person may become subject, under the Acts or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Adviser by you or on your behalf specifically for inclusion therein and described in Section 8(f), and shall reimburse the Company or the Adviser, and any such director, officer, employee or controlling person for any legal and other expenses reasonably incurred by the Company or the Adviser, and any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which you may otherwise have to the Company, the Adviser or any of their respective directors, officers or controlling persons.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party, its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party and such directors, officers, employees and controlling persons, under this Section 8 if such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it and its directors, officers, employees and controlling persons which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party and its directors, officers, employees and controlling persons to employ separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a), 8(b) and 8(c), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Adviser and you from the offering of the Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Adviser and you with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Adviser and you with respect to such offering shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the Stock purchased under this Agreement (net of underwriting discounts and commissions but before deducting expenses) received by the Company, (y) the investment advisory fee payable to the Adviser during the preceding 12 month period and (z) the total sales load received by you, respectively, in the case of (x) and (z) as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Adviser or you, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Adviser and you agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by you and distributed to the public was offered to the public exceeds that amount of any damages which you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) You confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus, are correct and constitute the only information furnished in writing to the Company by you or on your behalf specifically for inclusion in the Registration Statement and the Prospectus.

          9. Termination. Your obligations hereunder may be terminated by you by notice given to and received by the Company prior to delivery of and payment for the Stock, if prior to that time (i) the Company or the Adviser shall have failed, refused or been unable to perform any agreement on their part to be performed hereunder, (ii) any of the events described in Sections 7(k) or 7(l) have occurred or (iii) you decline to purchase the Stock for any reason permitted under this Agreement.

          10. Reimbursement of Your Expenses. If the Company shall fail to tender the Stock for delivery to you for any reason permitted under this Agreement, or you shall decline to purchase the Stock for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9), the Company shall reimburse you for the fees and expenses of your counsel and for such other out-of-pocket expenses as shall have been incurred by you in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to you.

          11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (i) if to you, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

               (ii) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Ellen E. Terry (Fax: (617) 350-8619); and

               (iii) if to the Adviser shall be delivered or sent by mail, telex or facsimile transmission to the address of the Adviser set forth in the Registration Statement, Attention: Mary Ann Tynan (Fax: (617) 790-
          7760).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon you, the Company, the Adviser and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Adviser contained in this Agreement shall also be deemed to be for the benefit of your officers and employees and the person or persons, if any, who control you within the meaning of Section 15 of the Securities Act, and (b) your indemnity agreement contained in Section 8(c) of this Agreement and shall be deemed to be for the benefit of directors, officers and employees of the Company and the Adviser and any person controlling the Company or the Adviser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Adviser and you contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          14. Definition of "Business Day". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

          15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Adviser and you, please indicate your acceptance in the space provided for that purpose below.

                                       Very truly yours,

                                       THE NEW AMERICA HIGH INCOME FUND, INC.


                                       By:___________________________________
                                          Title:

                                       WELLINGTON MANAGEMENT COMPANY, LLP


                                       By:___________________________________
                                          Title:


Accepted:

LEHMAN BROTHERS INC.


By:________________________________
    Authorized Representative